Exhibit 99.1

Third quarter net income of $120 million

BBVA Compass reports net income of $282 million for the first nine months of 2016

•	Focus on targeted loan and deposit growth, spreads and capital optimization

▪	Average total loans of $61.1 billion up 1 percent from year ago levels

◦	Newly funded customer loans of $11.1 billion in the first nine months of 2016

▪	Average total deposits of $68.0 billion up $4.0 billion, or 6 percent, from prior year

◦	Deposit growth fueled by 7 percent increase in noninterest bearing deposits

◦	Noninterest bearing deposits represent 30.5 percent of total deposits

•	Total revenue up 2 percent in the quarter as both net interest income and noninterest income post gains

•	Net interest income increases $7 million from prior year levels and $11 million from 2Q16 levels

•	Percentage net interest margin increases 3 basis points from year ago quarter and 7 basis points from 2Q16 levels

•	Noninterest income totals $264 million, up $10 million or 4 percent from year ago

•	Expenses well contained in the quarter; up 3 percent on a year-to-date basis

•	Credit quality metrics remain sound; allowance to loan ratio at 1.43 percent

▪	Net charge-off ratio of 30 basis points, down from 43 basis points in 2Q16

▪	Provision expense for the quarter exceeded net charge-offs by $19 million

▪	Nonperforming loan ratio at 1.91 percent; 0.99 percent excluding energy portfolio

•	Strong capital position and focused on capital optimization

▪	Regulatory capital ratios[1] remain significantly above “well-capitalized” guidelines

▪	Common Equity Tier 1 capital ratio (phased-in)[1] increases to 11.28 percent

HOUSTON, October 27, 2016 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income of $120 million for the third quarter of 2016 compared to $130 million earned during the third quarter of 2015. Return on average assets and return on average tangible equity2 for the third quarter of 2016 were 0.53 percent and 6.21 percent, respectively.
Net income for the first nine months of 2016 was $282 million compared to $416 million earned during the first nine months of 2015. Return on average assets and return on average tangible equity2 for the first nine months of 2016 were 0.41 percent and 4.92 percent, respectively.
“Our results for the third quarter reflect our focus on targeted loan and deposit growth, improving spreads on earning assets and optimization of our capital base,” said Manolo Sánchez, chairman and CEO of BBVA Compass. “We believe this to be a prudent strategy given the low interest rate environment and tempered economic growth forecast in the U.S. At the same time, we continue to move forward with our digital transformation efforts to improve the customer experience and increase our digital sales capabilities to meet our customers’ needs.”
“Average total loans for the third quarter of 2016 were $61.1 billion, an increase of 1 percent,” Sánchez noted. “While year-over-year growth was muted by strategic loan sales, during the first nine months of 2016 we funded $11.1 billion in customer loans. Equally important, our loan portfolio is fully funded by our ability to generate deposits. Average deposits totaled $68.0 billion, an increase of $4.0 billion or 6 percent. Growth in this portfolio was led by a 7 percent increase in average noninterest bearing deposits which now represent 30.5 percent of total deposits.”
Total revenue increased 2 percent from the prior year for both the three and nine month periods. Net interest income totaled $515 million in the quarter, an increase of 1 percent from prior year levels. The percent net interest margin in the third quarter of 2016 was 2.73 percent, up 3 basis points from a year ago and 7 basis points from second quarter 2016 levels. This improvement reflected the company’s focus on spread management and disciplined balance sheet growth.
Noninterest income for the quarter totaled $264 million, an increase of 4 percent compared to $254 million recorded in the third quarter of 2015. Growth was widespread as all major fee-based businesses posted gains, most notably in investment banking and advisory fees and a rebound in mortgage banking income. Expense growth was also well-contained in the quarter with total noninterest expense totaling $556 million, a slight decrease compared to the year ago quarter. On a year-to-date basis, total expenses have increased just 3 percent, reflecting the company’s focus on disciplined expense management.
Credit quality metrics remained sound and further reflect the continued active management of our energy portfolio. Provision expense for the quarter totaled $65 million compared to $87 million in the second quarter of 2016 and exceeded net charge-offs by $19 million. Net charge-offs as a percentage of total loans were 30 basis points compared to 43 basis points for the second quarter of 2016. The allowance for loan losses as a percentage of total loans ended the quarter at 1.43 percent, up from the 1.37 percent at the end of the second quarter this year and 1.20 percent at the end of the third quarter a year ago. Nonperforming loans as a percentage of total loans were 1.91 percent compared to 1.76 percent at the end of the second quarter 2016.
“Our asset quality metrics continue to reflect our commitment to maintaining sound underwriting standards and a strong risk profile,” Sánchez said. “This commitment is reflected in the actions we have taken to address the stress on our energy portfolio as a result of a prolonged period of low oil prices. Our energy portfolio totaled $3.3 billion at the end of the quarter, down $410 million compared to second quarter 2016 levels and $829 million compared to first quarter 2016 levels. Our energy portfolio now represents 5.5 percent of our total loan portfolio compared to 6.0 percent at the end of the second quarter this year and 6.7 percent at the end of the first quarter.”
Total shareholder’s equity ended the third quarter of 2016 at $12.8 billion, a 3 percent increase from $12.4 billion at the end of the third quarter of 2015. Each of the company’s regulatory capital ratios remain significantly above “well-capitalized” guidelines. The total capital ratio ended the quarter at 14.18 percent1 compared to 13.38 percent a year ago and the CET1 ratio rose to 11.28 percent1 from 10.68 percent1 at the end of the third quarter of 2015.

________________________________
1 Regulatory capital ratios at September 30, 2016, are estimated

2 Average tangible equity is a non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

Contact details:
Christina Anderson	Ed Bilek
Corporate Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose principal subsidiary, BBVA Compass, operates 674 branches, including 345 in Texas, 89 in Alabama, 75 in Arizona, 62 in California, 45 in Florida, 38 in Colorado and 20 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (4th). BBVA Compass was recently named Best Digital Bank in North America by global finance magazine Euromoney and the best regional bank in the South and West, as well as earning best mobile app, in Money magazine’s 2015-2016 list of the Best Bank’s in America. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.
About BBVA Group
BBVA Compass Bancshares, Inc. is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group is the largest financial institution in Spain and Mexico, and has leading franchises in South America and the Sunbelt region of the United States. It also is the leading shareholder in Garanti, Turkey’s largest bank based on market capitalization. Its diversified business is focused on high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at bbva.com.
On April 6, 2016, BBVA filed its annual report on Form 20-F for the year ended December 31, 2015, with the Securities and Exchange Commission. A copy can be accessed on the BBVA website at http://shareholdersandinvestors.bbva.com/TLBB/tlbb/bbvair/ing/share/adrs/index.jsp. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2015, including its complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.
Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 2, 2016, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
	2016	2015 [d]	Change	2016	2015 [d]	Change
EARNINGS SUMMARY
Net interest income	$514,809	$507,874	1	$1,535,929	$1,508,888	2
Noninterest income [a]	263,765	253,984	4	765,179	756,327	1
Total revenue [a]	778,574	761,858	2	2,301,108	2,265,215	2
Investment securities gain, net	—	6,736	NM	30,037	66,967	(55)
Loss on prepayment of FHLB advances	—	—	NM	—	(6,118)	NM
Provision for loan losses	65,107	29,151	123	265,025	117,331	126
Noninterest expense	556,271	557,375	—	1,689,452	1,636,158	3
Pretax income	157,196	182,068	(14)	376,668	572,575	(34)
Income tax expense	36,845	52,428	(30)	94,548	156,865	(40)
Net income	120,351	129,640	(7)	282,120	415,710	(32)
Net income attributable to noncontrolling interests	523	491	7	1,569	1,738	(10)
Net income attributable to BBVA Compass Bancshares, Inc.	$119,828	$129,149	(7)	$280,551	$413,972	(32)

SELECTED RATIOS
Return on average assets	0.53%	0.57%		0.41%	0.63%
Return on average tangible equity [b]	6.21	7.11		4.92	7.79
Average common equity to average assets	13.84	13.77		13.64	14.00
Average loans to average total deposits	89.82	94.74		91.03	94.94
Common equity tier I capital (CET1) [c]	11.28	10.68		11.28	10.68
Tier I capital ratio [c]	11.64	10.74		11.64	10.74
Total capital ratio [c]	14.18	13.38		14.18	13.38
Leverage ratio [c]	9.08	8.69		9.08	8.69
[a] Excludes net gain on sales of investment securities and loss on prepayment of FHLB advances.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
[d] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc in June 2016.

NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Nine Months			Ending Balance
	Ended September 30,		%	Ended September 30,		%	September 30,		%
	2016	2015 [d]	Change	2016	2015 [d]	Change	2016	2015 [d]	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$61,060,433	$60,632,304	1	$61,867,590	$59,737,187	4	$60,313,126	$60,921,379	(1)
Total investment securities	12,648,198	11,883,785	6	12,542,222	11,604,103	8	12,757,735	12,161,461	5
Earning assets	77,978,443	77,369,201	1	78,734,945	75,724,883	4	77,257,835	77,537,128	—
Total assets	90,900,339	89,886,097	1	91,878,427	87,697,522	5	89,356,838	89,477,420	—
Noninterest bearing demand deposits	20,715,562	19,312,087	7	20,432,380	18,749,741	9	20,585,598	19,060,137	8
Interest bearing transaction accounts	32,487,598	31,364,714	4	32,773,911	31,172,051	5	32,706,487	31,813,690	3
Total transaction accounts	53,203,160	50,676,801	5	53,206,291	49,921,792	7	53,292,085	50,873,827	5
Total deposits	67,979,739	64,001,250	6	67,967,135	62,921,841	8	67,587,337	64,478,407	5
Shareholder's equity	12,810,740	12,379,303	3	12,763,461	12,281,245	4	12,819,190	12,443,728	3

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2016			2015
	September 30	June 30	March 31	December 31	September 30
NONPERFORMING ASSETS
Nonaccrual loans [a]	$1,086,018	$1,026,592	$819,034	$407,045	$380,930
Loans 90 days or more past due [b]	65,525	60,320	60,490	68,629	73,588
TDRs 90 days or more past due	618	998	491	874	678
Total nonperforming loans [a]	1,152,161	1,087,910	880,015	476,548	455,196
Other real estate owned, net (OREO)	21,670	18,225	17,877	20,862	23,762
Other repossessed assets	6,900	9,380	8,601	8,774	3,331
Total nonperforming assets	$1,180,731	$1,115,515	$906,493	$506,184	$482,289

TDRs accruing and past due less than 90 days	$116,941	$118,222	$120,316	$150,038	$154,397

Total nonperforming loans as a % of loans	1.91%	1.76%	1.41%	0.78%	0.75%
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.96	1.80	1.46	0.82	0.79
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).

	Three Months Ended
	2016			2015
	September 30	June 30	March 31	December 31	September 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$843,051	$822,440	$762,673	$722,122	$721,471
Net charge-offs (NCO)	46,078	66,062	53,478	35,756	28,500
Provision for loan losses	65,107	86,673	113,245	76,307	29,151
Balance at end of period	$862,080	$843,051	$822,440	$762,673	$722,122

Allowance for loan losses as a % of total loans	1.43%	1.37%	1.32%	1.24%	1.20%
Allowance for loan losses as a % of nonperforming loans [c]	74.82	77.49	93.46	160.04	158.64
Allowance for loan losses as a % of nonperforming assets [c]	73.01	75.58	90.73	150.67	149.73

Annualized as a % of average loans:
NCO - QTD	0.30	0.43	0.35	0.23	0.19
NCO - YTD	0.36	0.39	0.35	0.19	0.18
[c] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	September 30, 2016			June 30, 2016			March 31, 2016			December 31, 2015
	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual
ENERGY PORTFOLIO
Exploration and production	$1,722,052	$4,244,802	$574,813	$1,935,062	$4,456,062	$620,612	$2,140,376	$5,034,557	$469,882	$2,040,748	$5,186,887	$91,947
Midstream	1,207,650	3,209,931	12,982	1,395,584	3,315,382	21,268	1,541,465	3,426,768	—	1,355,503	3,293,216	—
Drilling oil and support services	261,748	468,728	—	270,420	495,563	—	292,769	504,455	—	266,871	554,782	—
Refineries and terminals	130,689	254,130	431	131,626	201,399	430	134,211	202,659	475	137,904	211,258	520
Other	—	—	—	—	—	—	42,578	109,413	—	39,200	109,782	—
Total energy portfolio	$3,322,139	$8,177,591	$588,226	$3,732,692	$8,468,406	$642,310	$4,151,399	$9,277,852	$470,357	$3,840,226	$9,355,925	$92,467

	September 30, 2016			June 30, 2016			March 31, 2016			December 31, 2015
	As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans
ENERGY PORTFOLIO
Exploration and production	51.8%	2.9%		51.8%	3.1%		51.6%	3.4%		53.2%	3.4%
Midstream	36.4	2.0		37.4	2.3		37.1	2.5		35.3	2.2
Drilling oil and support services	7.9	0.4		7.3	0.4		7.1	0.5		6.9	0.4
Refineries and terminals	3.9	0.2		3.5	0.2		3.2	0.2		3.6	0.2
Other	—	—		—	—		1.0	0.1		1.0	0.1
Total energy portfolio	100.0%	5.5%		100.0%	6.0%		100.0%	6.7%		100.0%	6.3%

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,
	2016			2015 [b]
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$61,060,433	$574,748	3.74%	$60,632,304	$555,713	3.64%
Investment securities available for sale [a]	11,373,321	48,450	1.69	10,507,688	47,360	1.79
Investment securities held to maturity	1,249,282	9,701	3.09	1,366,529	10,119	2.94
Other earning assets	4,269,812	17,490	1.63	4,853,112	16,097	1.32
Total earning assets [a]	77,952,848	650,389	3.32	77,359,633	629,289	3.23
Allowance for loan losses	(848,067)			(725,871)
Unrealized gain (loss) on securities available for sale	25,595			9,568
Other assets	13,769,963			13,242,767
Total assets	$90,900,339			$89,886,097

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$6,824,519	$4,077	0.24	$6,949,920	$2,943	0.17
Savings and money market accounts	25,663,079	24,395	0.38	24,414,794	22,260	0.36
Certificates and other time deposits	14,670,360	47,507	1.29	13,158,705	42,990	1.30
Foreign office deposits	106,219	52	0.19	165,744	89	0.21
Total interest bearing deposits	47,264,177	76,031	0.64	44,689,163	68,282	0.61
FHLB and other borrowings	4,121,742	21,315	2.06	6,331,187	20,422	1.28
Federal funds purchased and securities sold under agreement to repurchase	232,451	4,934	8.44	677,351	2,506	1.47
Other short-term borrowings	3,737,212	13,453	1.43	4,370,077	11,129	1.01
Total interest bearing liabilities	55,355,582	115,733	0.83	56,067,778	102,339	0.72
Noninterest bearing deposits	20,715,562			19,312,087
Other noninterest bearing liabilities	2,018,455			2,126,929
Total liabilities	78,089,599			77,506,794
Shareholder's equity	12,810,740			12,379,303
Total liabilities and shareholder's equity	$90,900,339			$89,886,097

Net interest income/ net interest spread		534,656	2.49%		526,950	2.51%
Net yield on earning assets			2.73%			2.70%

Total taxable equivalent adjustment		19,847			19,076

Net interest income		$514,809			$507,874
[a] Excludes adjustment for market valuation.
[b] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months Ended September 30,
	2016			2015 [b]
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$61,867,590	$1,727,822	3.73%	$59,737,187	$1,659,303	3.71%
Investment securities available for sale [a]	11,258,000	131,253	1.56	10,193,624	146,583	1.92
Investment securities held to maturity	1,269,161	29,293	3.08	1,366,299	29,782	2.91
Other earning assets	4,325,133	53,936	1.67	4,383,593	41,905	1.28
Total earning assets [a]	78,719,884	1,942,304	3.30	75,680,703	1,877,573	3.32
Allowance for loan losses	(823,372)			(707,459)
Unrealized gain (loss) on securities available for sale	15,061			44,180
Other assets	13,966,854			12,680,098
Total assets	$91,878,427			$87,697,522

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$6,912,147	$11,867	0.23	$7,281,588	$8,868	0.16
Savings and money market accounts	25,861,764	75,896	0.39	23,890,463	70,465	0.39
Certificates and other time deposits	14,652,400	142,856	1.30	12,832,829	123,546	1.29
Foreign office deposits	108,444	160	0.20	167,220	257	0.21
Total interest bearing deposits	47,534,755	230,779	0.65	44,172,100	203,136	0.61
FHLB and other borrowings	4,543,350	58,919	1.73	5,742,906	67,068	1.57
Federal funds purchased and securities sold under agreement to repurchase	569,772	16,525	3.87	832,854	5,534	0.89
Other short-term borrowings	3,912,069	41,281	1.41	3,973,734	36,668	1.23
Total interest bearing liabilities	56,559,946	347,504	0.82	54,721,594	312,406	0.76
Noninterest bearing deposits	20,432,380			18,749,741
Other noninterest bearing liabilities	2,122,640			1,944,942
Total liabilities	79,114,966			75,416,277
Shareholder's equity	12,763,461			12,281,245
Total liabilities and shareholder's equity	$91,878,427			$87,697,522

Net interest income/ net interest spread		1,594,800	2.48%		1,565,167	2.56%
Net yield on earning assets			2.71%			2.77%

Total taxable equivalent adjustment		58,871			56,279

Net interest income		$1,535,929			$1,508,888
[a] Excludes adjustment for market valuation.
[b] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months			Three Months Ended
	Ended September 30,		%	2016			2015 [a]
	2016	2015 [a]	Change	September 30	June 30	March 31 [a]	December 31	September 30
NONINTEREST INCOME
Service charges on deposit accounts	$158,393	$161,891	(2)	$55,047	$51,921	$51,425	$54,357	$54,917
Card and merchant processing fees	92,507	83,918	10	31,256	31,509	29,742	28,900	29,024
Retail investment sales	79,689	77,574	3	30,137	26,985	22,567	24,040	26,055
Investment banking and advisory fees	86,324	84,975	2	34,385	28,335	23,604	20,260	17,842
Money transfer income	75,960	68,702	11	25,058	26,477	24,425	24,735	24,868
Asset management fees	25,969	24,449	6	8,778	8,386	8,805	8,745	7,918
Corporate and correspondent investment sales	21,490	20,290	6	6,974	10,103	4,413	9,710	6,047
Mortgage banking	5,410	21,269	NM	8,242	602	(3,434)	5,989	554
Bank owned life insurance	13,041	13,527	(4)	4,170	4,455	4,416	5,135	4,345
Other	206,396	199,732	3	59,718	67,789	78,889	67,536	82,414
	765,179	756,327	1	263,765	256,562	244,852	249,407	253,984
Investment securities gains, net	30,037	66,967	(55)	—	21,684	8,353	14,689	6,736
Loss on prepayment of FHLB and other borrowings, net	—	(6,118)	NM	—	—	—	(1,898)	—
Total noninterest income	$795,216	$817,176	(3)	$263,765	$278,246	$253,205	$262,198	$260,720

NONINTEREST EXPENSE
Salaries, benefits and commissions	$836,067	$804,828	4	$279,132	$277,166	$279,769	$276,647	$271,143
Professional services	178,396	154,134	16	63,628	58,401	56,367	64,450	55,476
Equipment	179,646	174,311	3	59,697	59,508	60,441	57,739	58,414
Net occupancy	120,881	119,731	1	41,610	39,999	39,272	41,304	39,706
Money transfer expense	50,048	44,016	14	16,680	17,768	15,600	16,334	16,514
Marketing	37,531	32,331	16	13,316	11,506	12,709	9,447	10,624
Communications	15,640	17,104	(9)	5,002	5,463	5,175	5,423	5,856
Amortization of intangibles	12,280	30,083	(59)	4,093	4,094	4,093	9,125	9,507
Other	258,963	259,620	—	73,113	67,132	118,718	98,226	90,135
Total noninterest expense	$1,689,452	$1,636,158	3	$556,271	$541,037	$592,144	$578,695	$557,375
NM = Not meaningful
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015 [a]	2016	2015 [a]
NON-GAAP RECONCILIATION

Computation of Average Tangible Equity:
Total stockholder's equity (average)	$12,810,740	$12,379,303	$12,763,461	12,281,245
Less: Goodwill and other intangibles (average)	5,101,819	5,147,993	5,108,852	5,148,781
Average tangible equity [B]	$7,708,921	$7,231,310	$7,654,609	7,132,464
Net income [A]	$120,351	$129,640	$282,120	$415,710
Return on average tangible equity ([A]/[B], annualized)	6.21%	7.11%	4.92%	7.79%
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended September 30, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$72,328	$4,400	$5,320	$850,075	$9,283	$23,897,662	$24,839,068	$8,936
Real estate – construction	522	1,062	2,782	1,214	3,315	2,206,377	2,215,272	(206)
Commercial real estate – mortgage	7,614	369	783	63,593	5,141	11,284,130	11,361,630	(372)
Residential real estate – mortgage	56,204	21,200	3,929	117,243	63,008	13,195,851	13,457,435	560
Equity lines of credit	8,173	4,477	2,417	32,642	—	2,446,759	2,494,468	601
Equity loans	5,567	1,694	353	13,198	36,053	422,510	479,375	18
Credit card	5,696	4,264	10,175	—	—	579,727	599,862	8,459
Consumer – direct	12,099	4,725	4,191	765	759	1,164,288	1,186,827	12,884
Consumer – indirect	73,045	20,165	7,070	7,019	—	3,088,936	3,196,235	15,198
Covered loans	4,075	3,844	28,505	269	—	344,418	381,111	—
Total loans	$245,323	$66,200	$65,525	$1,086,018	$117,559	$58,630,658	$60,211,283	$46,078
Loans held for sale	$—	$—	$—	$—	$—	$101,843	$101,843	$—

	At or Quarter Ended June 30, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,750	$4,499	$4,175	$797,066	$9,333	$25,552,413	$26,376,236	$31,773
Real estate – construction	1,675	1,195	2,064	1,983	2,650	2,117,823	2,127,390	(1,094)
Commercial real estate – mortgage	3,495	535	—	62,381	5,603	11,184,061	11,256,075	1,684
Residential real estate – mortgage	51,319	18,866	1,286	109,805	64,341	13,251,401	13,497,018	471
Equity lines of credit	7,279	3,996	1,565	34,043	—	2,418,631	2,465,514	854
Equity loans	4,378	1,214	568	14,254	36,485	456,090	512,989	(19)
Credit card	5,588	3,768	9,056	—	—	590,475	608,887	8,127
Consumer – direct	10,319	4,670	3,354	540	808	1,070,803	1,090,494	9,924
Consumer – indirect	69,575	17,053	5,324	6,360	—	3,248,374	3,346,686	13,027
Covered loans	5,124	4,115	32,928	160	—	356,327	398,654	1,315
Total loans	$167,502	$59,911	$60,320	$1,026,592	$119,220	$60,246,398	$61,679,943	$66,062
Loans held for sale	$—	$—	$—	$—	$—	$108,432	$108,432	$—

	At or Quarter Ended March 31, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$17,837	$9,947	$3,012	$568,154	$9,545	$26,255,552	$26,864,047	$18,057
Real estate – construction	4,345	827	415	5,712	2,664	2,393,548	2,407,511	(302)
Commercial real estate – mortgage	7,865	829	807	71,889	5,425	10,560,579	10,647,394	22
Residential real estate – mortgage	42,126	18,321	1,507	117,602	65,173	13,345,540	13,590,269	961
Equity lines of credit	8,959	3,779	1,010	33,991	—	2,385,631	2,433,370	2,215
Equity loans	7,027	1,447	443	13,925	37,132	487,593	547,567	606
Credit card	4,876	3,850	9,413	—	—	587,166	605,305	8,190
Consumer – direct	8,239	3,201	2,951	682	868	979,711	995,652	8,711
Consumer – indirect	61,460	11,916	4,149	6,386	—	3,505,845	3,589,756	14,769
Covered loans	5,147	2,152	36,783	693	—	379,044	423,819	249
Total loans	$167,881	$56,269	$60,490	$819,034	$120,807	$60,880,209	$62,104,690	$53,478
Loans held for sale	$—	$—	$—	$—	$—	$96,784	$96,784	$—

	At or Quarter Ended December 31, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,197	$4,215	$3,567	$161,591	$9,402	$25,835,402	$26,022,374	$3,345
Real estate – construction	2,864	91	421	5,908	2,247	2,342,722	2,354,253	(423)
Commercial real estate – mortgage	3,843	1,461	2,237	69,953	33,904	10,341,882	10,453,280	1,260
Residential real estate – mortgage	47,323	19,540	1,961	113,234	67,343	13,743,884	13,993,285	1,269
Equity lines of credit	8,263	4,371	2,883	35,023	—	2,369,275	2,419,815	1,382
Equity loans	6,356	2,194	704	15,614	37,108	518,828	580,804	238
Credit card	5,563	4,622	9,718	—	—	607,456	627,359	7,299
Consumer – direct	7,648	3,801	3,537	561	908	920,416	936,871	6,126
Consumer – indirect	73,438	17,167	5,629	5,027	—	3,393,821	3,495,082	14,548
Covered loans	4,862	3,454	37,972	134	—	394,539	440,961	712
Total loans	$168,357	$60,916	$68,629	$407,045	$150,912	$60,468,225	$61,324,084	$35,756
Loans held for sale	$227	$—	$—	$—	$—	$70,355	$70,582	$—

	At or Quarter Ended September 30, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$15,300	$3,930	$5,202	$130,370	$9,635	$25,471,882	$25,636,319	$3,990
Real estate – construction	1,565	117	426	5,712	2,247	2,305,284	2,315,351	(426)
Commercial real estate – mortgage	4,887	732	5,607	85,975	33,837	10,493,594	10,624,632	437
Residential real estate – mortgage	47,936	15,450	1,230	103,492	71,102	13,658,513	13,897,723	(299)
Equity lines of credit	8,988	4,675	2,411	33,436	—	2,326,898	2,376,408	2,087
Equity loans	6,485	1,807	985	15,104	37,785	549,982	612,148	384
Credit card	5,949	3,621	8,322	—	—	592,090	609,982	6,675
Consumer – direct	16,433	1,988	2,153	635	469	833,311	854,989	6,194
Consumer – indirect	60,018	12,901	4,213	6,053	—	2,818,418	2,901,603	8,970
Covered loans	4,303	3,347	43,039	153	—	407,224	458,066	488
Total loans	$171,864	$48,568	$73,588	$380,930	$155,075	$59,457,196	$60,287,221	$28,500
Loans held for sale	$416	$380	$—	$—	$—	$633,362	$634,158	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2016			2015 [a]
	September 30	June 30	March 31 [a]	December 31	September 30
Assets:
Cash and due from banks	$4,054,423	$4,829,763	$5,136,283	$4,165,880	$3,949,049
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	372,268	319,644	233,411	330,948	479,207
Cash and cash equivalents	4,426,691	5,149,407	5,369,694	4,496,828	4,428,256
Trading account assets	4,051,461	4,355,025	4,358,533	4,138,132	4,193,506
Investment securities available for sale	11,516,885	11,359,159	11,265,797	11,050,520	10,803,660
Investment securities held to maturity	1,240,850	1,258,253	1,267,953	1,322,676	1,357,801
Loans held for sale	101,843	108,432	96,784	70,582	634,158
Loans	60,211,283	61,679,943	62,104,690	61,324,084	60,287,221
Allowance for loan losses	(862,080)	(843,051)	(822,440)	(762,673)	(722,122)
Net loans	59,349,203	60,836,892	61,282,250	60,561,411	59,565,099
Premises and equipment, net	1,287,457	1,290,738	1,297,539	1,322,378	1,310,995
Bank owned life insurance	712,422	708,143	704,254	700,285	697,023
Goodwill	5,043,197	5,043,197	5,043,197	5,043,197	5,060,197
Other intangible assets	19,296	23,389	27,483	31,576	40,701
Other real estate owned	21,670	18,225	17,877	20,862	23,762
Other assets	1,585,863	1,602,296	1,489,428	1,310,091	1,362,262
Total assets	$89,356,838	$91,753,156	$92,220,789	$90,068,538	$89,477,420
Liabilities:
Deposits:
Noninterest bearing	$20,585,598	$20,132,164	$20,416,248	$19,291,533	$19,060,137
Interest bearing	47,001,739	47,618,154	48,503,973	46,690,233	45,418,270
Total deposits	67,587,337	67,750,318	68,920,221	65,981,766	64,478,407
FHLB and other borrowings	3,671,861	5,098,048	4,383,454	5,438,620	6,216,425
Federal funds purchased and securities sold under agreements to repurchase	165,573	386,343	893,786	750,154	639,259
Other short-term borrowings	3,591,223	4,352,428	3,924,781	4,032,644	4,167,897
Accrued expenses and other liabilities	1,521,654	1,439,023	1,375,370	1,240,645	1,531,704
Total liabilities	76,537,648	79,026,160	79,497,612	77,443,829	77,033,692
Shareholder’s Equity:
Preferred stock	229,475	229,475	229,475	229,475	—
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	15,020,937	15,022,974	15,152,077	15,160,267	15,237,899
Retained deficit	(2,416,402)	(2,536,230)	(2,658,214)	(2,696,953)	(2,788,111)
Accumulated other comprehensive loss	(46,644)	(20,500)	(31,945)	(99,336)	(37,882)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	12,789,596	12,697,949	12,693,623	12,595,683	12,414,136
Noncontrolling interests	29,594	29,047	29,554	29,026	29,592
Total shareholder’s equity	12,819,190	12,726,996	12,723,177	12,624,709	12,443,728
Total liabilities and shareholder’s equity	$89,356,838	$91,753,156	$92,220,789	$90,068,538	$89,477,420
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2016			2015 [a]
	September 30	June 30	March 31 [a]	December 31	September 30
Interest income:
Interest and fees on loans	$557,996	$559,170	$561,083	$546,392	$540,517
Interest on investment securities available for sale	48,382	36,442	46,197	49,066	46,646
Interest on investment securities held to maturity	6,675	6,759	6,795	6,870	6,953
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	4,563	4,346	4,366	1,595	1,666
Interest on trading account assets	12,926	13,412	14,321	13,058	14,431
Total interest income	630,542	620,129	632,762	616,981	610,213
Interest expense:
Interest on deposits	76,031	76,933	77,815	71,342	68,282
Interest on FHLB and other borrowings	21,315	19,592	18,012	22,920	20,422
Interest on federal funds purchased and securities sold under agreements to repurchase	4,934	5,434	6,157	2,856	2,506
Interest on other short-term borrowings	13,453	13,932	13,896	15,774	11,129
Total interest expense	115,733	115,891	115,880	112,892	102,339
Net interest income	514,809	504,238	516,882	504,089	507,874
Provision for loan losses	65,107	86,673	113,245	76,307	29,151
Net interest income after provision for loan losses	449,702	417,565	403,637	427,782	478,723
Noninterest income:
Service charges on deposit accounts	55,047	51,921	51,425	54,357	54,917
Card and merchant processing fees	31,256	31,509	29,742	28,900	29,024
Retail investment sales	30,137	26,985	22,567	24,040	26,055
Investment banking and advisory fees	34,385	28,335	23,604	20,260	17,842
Money transfer income	25,058	26,477	24,425	24,735	24,868
Asset management fees	8,778	8,386	8,805	8,745	7,918
Corporate and correspondent investment sales	6,974	10,103	4,413	9,710	6,047
Mortgage banking	8,242	602	(3,434)	5,989	554
Bank owned life insurance	4,170	4,455	4,416	5,135	4,345
Investment securities gains, net	0	21,684	8,353	14,689	6,736
Loss on prepayment of FHLB and other borrowings	—	—	—	(1,898)	—
Other	59,718	67,789	78,889	67,536	82,414
Total noninterest income	263,765	278,246	253,205	262,198	260,720
Noninterest expense:
Salaries, benefits and commissions	279,132	277,166	279,769	276,647	271,143
Professional services	63,628	58,401	56,367	64,450	55,476
Equipment	59,697	59,508	60,441	57,739	58,414
Net occupancy	41,610	39,999	39,272	41,304	39,706
Money transfer expense	16,680	17,768	15,600	16,334	16,514
Marketing	13,316	11,506	12,709	9,447	10,624
Communications	5,002	5,463	5,175	5,423	5,856
Amortization of intangibles	4,093	4,094	4,093	9,125	9,507
Other	73,113	67,132	118,718	98,226	90,135
Total noninterest expense	556,271	541,037	592,144	578,695	557,375
Net income before income tax expense	157,196	154,774	64,698	111,285	182,068
Income tax expense	36,845	32,272	25,431	19,637	52,428
Net income	120,351	122,502	39,267	91,648	129,640
Less: net income attributable to noncontrolling interests	523	518	528	490	491
Net income attributable to BBVA Compass Bancshares, Inc.	$119,828	$121,984	$38,739	$91,158	$129,149
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.